UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 21, 2016 / July 20, 2016

MEDIGREEN HOLDINGS CORPORATION
(Formerly, Rapid Fire Marketing, Inc.)
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-18656
(Commission File No.)

311 West Third Street
Suite 1234
Carson City, Nevada   89703
 (Address of principal executive offices and Zip Code)

(775) 461-5127
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On July 20, 2016, we changed our name from Rapid Fire Marketing, Inc. to MediGreen Holdings Corporation.  We accomplished this by creating a wholly owned subsidiary corporation by the name of MediGreen Holdings Corporation and merging it with Rapid Fire Marketing, Inc.  Rapid Fire Marketing, Inc. was the surviving entity.  As part of the merger, we changed our name from Rapid Fire Marketing, Inc. to MediGreen Holdings Corporation.  By changing the corporate name in this manner we were not required to obtain shareholder approval to change our name, thus saving substantial time with respect thereto.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Document Description

2.1	Articles of Merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 21st day of July, 2016

MEDIGREEN HOLDINGS CORPORATION

BY:	ZIYAD OSACHI
Ziyad Osachi
President, Principal Executive Officer, Secretary, Treasurer, Principal Financial Officer, Principal Accounting Officer and sole Director